Supplement dated September 4, 2026

to the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus, each dated April 27, 2026,

as supplemented, for:

C.M. Life Electrum SelectSM

Issued by C.M. Life Insurance Company

and to the Prospectus and Updating Summary Prospectus, each dated April 27, 2026, as supplemented, for:

MassMutual ElectrumSM
Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses:

Fund Addition

Beginning October 9, 2026, the LVIP MFS International Growth Separate Account Division will be available as an investment choice under your policy. The LVIP MFS International Growth Separate Account Division invests in the LVIP MFS International Growth Fund. The following information about the fund is added to Appendix A of the prospectuses:

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
International/Global	LVIP MFS International Growth Fund (Standard Class) Adviser: Lincoln Financial Investments Corporation Sub-Adviser: Massachusetts Financial Services Company	0.79%*	19.11%	7.09%	9.73%

*This Fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this Fund’s annual expenses reflect temporary expense reductions. See the Fund prospectus for additional information.

Fund Reorganization

At a meeting held on March 4–5, 2026, the Board of Trustees of the Lincoln Variable Insurance Products Trust approved a proposal to reorganize the LVIP American Century International Fund with and into the LVIP MFS International Growth Fund (the “Reorganization”). The Reorganization is subject to approval by shareholders of the LVIP American Century International Fund. If approved, the Reorganization is expected to occur on or about October 9, 2026 (the “Reorganization Date”). Upon completion of the Reorganization, shareholders of the LVIP American Century International Fund will receive shares of the corresponding class of the LVIP MFS International Growth Fund that are equal in value to the shares of the corresponding class of the LVIP American Century International Fund held immediately before the Reorganization, and the LVIP American Century International Fund will be liquidated and cease operations.

Acquired Fund	Acquiring Fund

LVIP American Century International Fund (Standard Class II)

Adviser: Lincoln Financial Investments Corporation

Sub-Adviser: American Century Investment Management, Inc.

Separate Account Division: LVIP American Century International

LVIP MFS International Growth Fund (Standard Class)

Adviser: Lincoln Financial Investments Corporation

Sub-Adviser: Massachusetts Financial Services Company

Separate Account Division: LVIP MFS International Growth

At any time before the Reorganization, and subject to the terms of your policy, you may change your premium payment allocation instructions or transfer Account Value out of the LVIP American Century International Separate Account Division to another investment option available under your policy.

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After the close of the New York Stock Exchange on the Reorganization Date, we will automatically transfer all Account Value in the LVIP American Century International Separate Account Division to the LVIP MFS International Growth Separate Account Division. Your Account Value in the LVIP MFS International Growth Separate Account Division immediately after the transfer will equal your Account Value in the LVIP American Century International Separate Account Division immediately before the transfer. The Reorganization is not expected to be a taxable event for Policy Owners. You are not required to take any action in connection with the Reorganization.

Once the Reorganization occurs, the LVIP American Century International Separate Account Division will no longer be available as an investment option. After the Reorganization, any transaction request received in Good Order that refers to the LVIP American Century International Separate Account Division will be treated as referring to the LVIP MFS International Growth Separate Account Division.

After the Reorganization, if you have any automatic program elections or premium payment allocation instructions on file for the LVIP American Century International Separate Account Division, we will treat those elections and instructions as applying to the LVIP MFS International Growth Separate Account Division.

If you have questions about this supplement or your product, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office at (800) 665-2654 8 a.m.–5 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Fund prospectuses are available on our website at www.MassMutual.com

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